UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Institutional International Bond Fund	December 31, 2012

Highlights

  International bond markets delivered modest overall gains for the year ended December 31, 2012, against a backdrop of accommodative central bank actions and gradual global economic improvement.

  The Institutional International Bond Fund gained 5.31% and 7.43% for the 6- and 12-month periods ended December 31, 2012, respectively, and outpaced the Barclays Global Aggregate ex USD Bond Index.

  The low yields currently available in developed market debt appear expensive, and we prefer exposure to the more appealing valuations in developing markets.

  We expect relatively favorable returns over the coming months amid signs of stabilization in Europe, modest improvement in the U.S. and Japan, and better-than-expected economic data from China.

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional International Bond Fund

Dear Investor

International bonds generated sizable gains amid signs of stabilization in the eurozone, gradual economic growth in the U.S., and incremental improvements in China and other key emerging markets. Accommodative monetary policies from many of the world’s central banks and heightened investor appetite for higher-yielding assets also helped to support emerging markets debt. Government bonds in non-U.S. developed markets generated modest gains but underperformed emerging markets debt, which surged as investors sought more attractive yields.

Institutional International Bond Fund

The Institutional International Bond Fund gained 5.31% and 7.43% for the 6- and 12-month periods ended December 31, 2012, respectively. The portfolio outperformed the Barclays Global Aggregate ex USD Bond Index over both periods. In aggregate, the fund’s currency selection, country selection, duration exposure, allocation to below investment-grade bonds, and sector and security selection helped results versus the Barclays benchmark for the year. Underweight allocations to peripheral European sovereign debt and underweight exposure to the British pound and Australian dollar weighed on annual results.

Market Environment

Buoyed by positive economic and political developments, investor sentiment was decidedly upbeat through the first three months of 2012. The U.S. economic recovery was progressing nicely amid unexpected strength in manufacturing and employment. In addition, the European Central Bank’s two long-term refinancing operations signaled progress on the eurozone debt crisis, and China’s economy seemed to be cooling in an orderly manner to more sustainable growth. Risk aversion returned in the spring, however, as signs of a weakening global economy sapped investor confidence. Much of Europe was mired in recession, and election results in Greece and France revealed widespread discontent over fiscal austerity measures. Mixed economic data in the U.S., including persistently high unemployment, indicated that the previously resilient recovery was starting to falter, and the Chinese economic slowdown was sharper than expected.

Investor sentiment rose again over the summer as central banks around the world took action to stimulate economic growth and suppress interest rates. In July, the European Central Bank pledged to do “whatever it takes” to save the euro, following up in September with a plan to purchase short-term government debt from troubled eurozone members. Key emerging markets, including China, South Africa, and Brazil, cut interest rates, and the U.S. Federal Reserve announced a third round of quantitative easing, bolstering demand for higher-yielding assets such as emerging markets debt. Optimism persisted over the year’s closing months amid stabilization in the eurozone, a continuation of accommodative monetary policies from the world’s central banks, and incremental improvements in key emerging economies.

Government bonds in developed non-U.S. markets generated modest gains for the year in U.S. dollars, helped by the performance of European bonds and by a weaker dollar versus most developed markets currencies. Japanese bonds, however, declined in value as an expansion of the Bank of Japan’s asset purchase program helped to weaken the yen. Late in the year, Japan’s new prime minister pressured the central bank to agree to a higher inflation target and to implement a policy of unlimited monetary easing to stimulate the economy and weaken the currency.

Faced with low nominal yields and, in many cases, negative real yields (nominal yields adjusted for inflation) on bonds in many developed markets, investors increasingly turned to the attractive yields available in emerging markets debt. In addition, money flows into the asset class continue to benefit from a long-term, structural transition as investors diversify their portfolios into the expanding emerging debt market. Emerging markets debt significantly outpaced bonds in the U.S. and other developed markets for the year. U.S. dollar-denominated debt marginally outperformed bonds denominated in local currencies, and emerging markets corporate debt lagged with smaller, though still strong, gains.

Portfolio Review and Positioning

Currency selection boosted the portfolio’s annual performance for the year. A broad allocation to a number of emerging markets currencies, which are not included in the benchmark index, benefited results as many emerging markets currencies strengthened against the U.S. dollar. An underweight allocation to the Japanese yen throughout the year also helped annual performance compared with the benchmark as the currency weakened significantly toward the end of the year. Underweight allocations to the British pound and the Australian dollar proved to be a slight drag on performance as these currencies unexpectedly strengthened against the U.S. dollar. Except for an overweight to the Norwegian krone, we maintain underweight allocations to most developed market currencies in favor of emerging markets currencies. Within emerging markets currencies, we decreased non-benchmark exposure to the Indian rupee and have overweight allocations to the South Korean won and the Russian ruble.

Country selection and duration positioning also benefited the fund’s annual results versus its benchmark. Bonds denominated in local currencies were strong contributors as lower inflation, stimulative monetary policies, credit quality upgrades, and large investor inflows supported returns. Local currency bonds from Mexico, Brazil, South Africa, and Poland were notable contributors. Cautious underweight positioning in peripheral European sovereign debt in the early part of the year detracted from annual results, particularly in the first quarter as the European Central Bank’s long-term refinancing operations resulted in lower yields and higher prices for bonds in these markets. As a result of stabilization in the eurozone crisis, we brought our exposure to peripheral European debt in line with the benchmark during the third quarter, bringing our positioning in Europe to neutral versus the benchmark. We still see the current low nominal yields in developed markets and, in some cases, negative real yields as being overly rich. As a result, we generally have underweight allocations within developed markets bonds and prefer exposure to the more appealing valuations in developing markets.

Exposure to below investment-grade bonds, which are not included in our benchmark, helped results. U.S. dollar-denominated emerging markets corporate bonds provided the largest single contributor to returns over the year, as risk assets saw steady, strong demand from yield-hungry investors. European high yield bonds also performed well in 2012. We maintained our allocation to European high yield bonds and slightly reduced our exposure to U.S dollar-denominated emerging markets corporate bonds.

Overall sector and security selection was positive for the year. A focus on investment-grade European corporate bonds generated very robust returns, while off-benchmark exposure to investment-grade U.S. dollar- and euro-denominated emerging markets sovereign and quasi-sovereign debt also added to returns. Our overweight allocation to European investment-grade corporate debt held steady, and we modestly reduced our exposure to investment-grade emerging markets sovereign and quasi-sovereign bonds.

Outlook

Market volatility decreased markedly in the closing months of 2012, and we expect this to remain the case for the next few months. Several factors are contributing to this relative calm in markets, including the stabilization of European economic data, a politically favorable leadership transition in Japan, a partial resolution of the U.S. fiscal cliff challenge, and better-than-expected data from China. These improvements should continue to drive down bond yields in the higher-yielding peripheral regions of Europe.

We expect that a continuation of loose monetary policy by the Federal Reserve should keep the dollar weak to the benefit of non-U.S. dollar currencies. The potential for inflationary policies by the newly elected government in Japan has already weakened the yen, and we anticipate that any further weakening will be at a slower pace. Emerging markets currencies continue to benefit from healthy inflows from foreign investors seeking better growth prospects and higher yields.

In the absence of significant negative news, European corporate bonds across the investment-grade and below investment-grade spectrum should continue to see yields drifting down, and the yield spread relative to high-quality government bonds is likely to narrow. Below investment-grade corporate bonds in emerging markets offer a good level of interest with the potential for steady price appreciation as demand for higher-yielding assets remains high.

In closing, we are pleased to announce that Chris Rothery was named co-portfolio manager of the Institutional International Bond Fund effective November 1, 2012. We are confident that Chris will continue to work hard to maximize opportunities for our investors, just as he has for the past 25 years.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division,
co-portfolio manager, and cochairman of the portfolio’s
Investment Advisory Committee

Christopher J. Rothery
Co-portfolio manager and cochairman of the portfolio’s
Investment Advisory Committee

January 28, 2013

The committee chairmen have day-to-day responsibility for the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of International Bond Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

Barclays Global Aggregate ex USD Bond Index: An unmanaged index that tracks an international basket of bonds that contains government, corporate, agency, and mortgage-related bonds.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: An index that tracks U.S. dollar government bonds of 31 foreign countries.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average effective duration (years): A measure of a portfolio’s price sensitivity to changes in interest rates. Portfolios with longer weighted average effective durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional International Bond Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Bond Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional International Bond Fund
December 31, 2012

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	2/15/13	JPY	241,849	USD	2,955	(163)
Bank of America Merrill Lynch	2/15/13	NOK	7,869	USD	1,398	15
Bank of America Merrill Lynch	2/15/13	NZD	457	USD	369	8
Bank of America Merrill Lynch	2/15/13	PLN	5,813	USD	1,766	103
Bank of America Merrill Lynch	2/15/13	USD	2,563	BRL	5,308	(15)
Bank of America Merrill Lynch	2/15/13	USD	1,891	EUR	1,470	(50)
Bank of America Merrill Lynch	2/15/13	USD	1,373	SEK	9,187	(38)
Barclays Bank	2/15/13	GBP	34	USD	55	—
Citibank	1/22/13	USD	1,162	INR	63,608	5
Citibank	2/15/13	CHF	2,091	USD	2,216	72
Citibank	2/15/13	DKK	2,141	USD	366	13
Citibank	2/15/13	JPY	349,898	USD	4,409	(369)
Citibank	2/15/13	MXN	31,825	USD	2,384	69
Citibank	2/15/13	SEK	1,847	USD	273	11
Credit Suisse	2/15/13	CLP	179,343	USD	369	4
Credit Suisse	2/15/13	USD	425	JPY	34,780	23
Credit Suisse	2/15/13	USD	132	ZAR	1,189	(7)
Deutsche Bank	1/17/13	USD	903	KRW	1,010,945	(40)
Deutsche Bank	2/15/13	USD	112	AUD	108	—
Deutsche Bank	3/18/13	INR	63,832	USD	1,135	14
Deutsche Bank	3/18/13	INR	63,770	USD	1,151	(3)
Goldman Sachs	1/22/13	INR	32,815	USD	602	(5)
Goldman Sachs	2/15/13	JPY	111,265	USD	1,334	(50)
Goldman Sachs	2/15/13	SEK	18,355	USD	2,699	121
Goldman Sachs	2/15/13	USD	3,969	AUD	3,832	2
Goldman Sachs	2/15/13	USD	2,193	EUR	1,664	(5)
Goldman Sachs	3/18/13	USD	1,204	INR	64,763	38
HSBC Bank	1/22/13	INR	36,079	USD	669	(13)
HSBC Bank	2/15/13	RUB	130,570	USD	4,077	165
HSBC Bank	2/15/13	USD	2,311	EUR	1,814	(84)
HSBC Bank	2/15/13	USD	1,355	JPY	110,339	81
HSBC Bank	2/19/13	MYR	8,889	USD	2,885	12
JPMorgan Chase	1/17/13	KRW	310,275	USD	281	8

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/12	Value 12/31/11
T. Rowe Price Reserve Investment Fund, 0.12%	¤	¤	$ 6	$ 10,885	$ 4,573
Totals			$ 6	$ 10,885	$ 4,573

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 10,885
Dividend income	6
Interest income	-
Investment income	$ 6
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Bond Fund
December 31, 2012
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $181,999)	$	188,454
Interest receivable		2,731
Unrealized gain on forward currency exchange contracts		1,310
Foreign currency (cost $638)		634
Receivable for shares sold		185
Cash deposits on futures contracts (including $45 of restricted cash)		89
Unrealized gain on futures contracts		76
Other assets		19
Total assets		193,498
Liabilities		
Unrealized loss on forward currency exchange contracts		2,483
Payable for investment securities purchased		1,808
Investment management and administrative fees payable		79
Payable for shares redeemed		10
Swap premiums received		1
Total liabilities		4,381
NET ASSETS	**$**	**189,117**
Net Assets Consist of:		
Overdistributed net investment income	$	(378)
Accumulated undistributed net realized loss		(1,062)
Net unrealized gain		5,408
Paid-in capital applicable to 19,075,207 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		185,149
NET ASSETS	**$**	**189,117**
NET ASSET VALUE PER SHARE	**$**	**9.91**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Bond Fund
($000s)

Year Ended 12/31/12
Investment Income (Loss)	
Income	
Interest	$ 5,186
Dividend	6
Other	13
Total income	5,205
Investment management and administrative expense	843
Net investment income	4,362
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	1,715
Futures	(573)
Swaps	(1)
Foreign currency transactions	79
Net realized gain	1,220
Change in net unrealized gain (loss)	
Securities	6,363
Futures	124
Other assets and liabilities denominated in foreign currencies	(1,376)
Change in net unrealized gain (loss)	5,111
Net realized and unrealized gain (loss)	6,331
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 10,693**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Bond Fund
December 31, 2012

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on May 31, 2007. The fund seeks to provide high current income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 27% and 34% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. The fund is required to deposit collateral with the broker in the form of cash or securities in an amount sufficient to cause the value of its account to equal a specified percentage of the aggregate value of the fund’s futures contracts with that broker (margin requirement). The margin requirement must then be maintained at the established level over the life of the contract and is restricted from withdrawal by the fund; however, any amounts in excess of the margin requirement may be withdrawn at the fund’s election. Fluctuations in the value of a futures contract reflect changes in the value of the underlying financial instrument and are recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the cumulative amount of unrealized gain or loss; appreciated contracts are reflected as assets and depreciated contracts are reflected as liabilities on the accompanying Statement of Assets and Liabilities. In addition, cash and currencies held by the broker are reflected as deposits on futures contracts. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 5% and 12% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2012, approximately 21% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of December 31, 2012, securities valued at $657,000 had been posted by the fund to counterparties for covered OTC instruments. As of December 31, 2012, no collateral was pledged by counterparties to the fund for covered OTC instruments. As of December 31, 2012, cash of $45,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $117,728,000 and $90,205,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts, and the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. During the year ended December 31, 2012, the fund utilized $1,686,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2012, expire as follows: $991,000 in fiscal 2018; $52,000 have no expiration. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2012, approximately 73% of the fund’s outstanding shares were held by T. Rowe Price funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional International Bond Fund (one of the funds comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody (1944) 2009 [142]

President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering (1945) 1991 [142]

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr. (1943) 1989 [142]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Robert J. Gerrard, Jr. (1952) 2012 [90]

Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board Member, Pipeline Crisis/ Winning Strategies (1997 to present)

Karen N. Horn (1943) 2003 [142]

Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941) 2006 [142]	President, A&R Development Corporation (1977 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [90]

Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008); Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008)

John G. Schreiber (1946) 2001 [142]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present)

Mark R. Tercek (1957) 2009 [142]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [142]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [75]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly employee, African Development Bank (to 2008)

Christopher D. Alderson (1962) President

Director and President–International Equity, T. Rowe Price International; Company’s Representative, Director, and Vice President, Price Hong Kong; Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly student, Harvard Business School (to 2008)

Oliver D.M. Bell, IMC (1969) Executive Vice President

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Head of Global Emerging Markets Research, Pictet Asset Management Ltd. (to 2011), and Portfolio Manager of Africa and Middle East portfolios and other emerging markets strategies, Pictet Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly Director, Bank of America Merrill Lynch and Co-head of credit and convertibles research team in Hong Kong (to 2010)

Archibald Ciganer Albeniz, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Jose Costa Buck (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Cofounder and Partner, Four Quarter Capital (to 2009)

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J.T. Edwards (1957) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

M. Campbell Gunn (1956) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Leigh Innes, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Senior Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager, Citadel Investment Group, Asia Limited (to 2009)

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ian D. Kelson (1956) Executive Vice President	President–International Fixed Income, T. Rowe Price International; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Equity Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International

Anh Lu (1968) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jonathan H.W. Matthews, CFA (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President

Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Michael D. Oh, 1974 (CFA) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Vice President, Moody’s Investors Service (to 2010)

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Timothy E. Parker, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Craig J. Pennington, CFA (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Global Energy Analyst, Insight Investment (to 2010); Senior Trader, Brevan Howard (to 2008)

Frederick A. Rizzo (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher J. Rothery (1963) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jonty Starbuck, Ph.D. (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Eric L. Veiel, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013